UBS

Cmoproj

Fixed Income Research cmoproj.614

MALT0309H 30 year 9.0

4:25:58 pm December 15, 2003

Marina Tukhin mtukhin@sleddog

cmoproj.614

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A1	26,570,898.00	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.0000	12/30/03	30 year	6.36	353.39	100.0PPC	101:00

Price	PPC 50.00	PPC 75.00	PPC 100.00	PPC 125.00	PPC 150.00	PPC 175.00	PPC 200.00	PPC 250.00
100:16	5.923	5.884	5.841	5.795	5.747	5.695	5.639	5.525
100:17	5.918	5.877	5.833	5.786	5.735	5.682	5.624	5.506
100:18	5.912	5.871	5.825	5.776	5.724	5.668	5.609	5.487
100:19	5.907	5.864	5.817	5.767	5.713	5.655	5.594	5.468
100:20	5.902	5.857	5.809	5.757	5.702	5.642	5.579	5.449
100:21	5.897	5.851	5.801	5.747	5.690	5.629	5.564	5.430
100:22	5.891	5.844	5.793	5.738	5.679	5.616	5.549	5.412
100:23	5.886	5.838	5.785	5.728	5.668	5.603	5.534	5.393
100:24	5.881	5.831	5.777	5.719	5.656	5.590	5.519	5.374
100:25	5.876	5.824	5.769	5.709	5.645	5.577	5.504	5.355
100:26	5.871	5.818	5.761	5.699	5.634	5.564	5.489	5.336
100:27	5.865	5.811	5.753	5.690	5.623	5.551	5.474	5.317
100:28	5.860	5.805	5.745	5.680	5.611	5.538	5.460	5.298
100:29	5.855	5.798	5.737	5.671	5.600	5.525	5.445	5.280
100:30	5.850	5.792	5.729	5.661	5.589	5.512	5.430	5.261
100:31	5.845	5.785	5.721	5.652	5.578	5.499	5.415	5.242
101:00	5.839	5.779	5.713	5.642	5.567	5.486	5.400	5.223
101:01	5.834	5.772	5.705	5.633	5.555	5.473	5.385	5.205
101:02	5.829	5.766	5.697	5.623	5.544	5.460	5.370	5.186
101:03	5.824	5.759	5.689	5.614	5.533	5.447	5.355	5.167
Avg Life	8.782	6.488	5.011	4.007	3.291	2.760	2.350	1.808
Duration	5.919	4.711	3.857	3.229	2.749	2.373	2.070	1.640
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	11/33	11/33	10/33	8/33	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is the a member o the JSE Securities Exchange SA. United States: Distributed to US Persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed 6y UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd.

(C)

2003, All rights reserved. This report neay not be reproduced or distributed in any nemmer without the perneission of UBS.

UBS

Cmoproj

Fixed Income Research cmoprol.614

MALT0309H 30 year 9.0

4:25:58 pm December 15, 2003

Marina Tukhin mtukhin@sleddog

cmoproj.614

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A1	26,570,898.00	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.0000	12/30/03	30 year	6.36	353.39	100.0PPC	101:00

Price	PPC 50.00	PPC 75.00	PPC 100.00	PPC 125.00	PPC 150.00	PPC 175.00	PPC 200.00	PPC 250.00
101:04	5.819	5.753	5.681	5.604	5.522	5.434	5.340	5.148
101:05	5.813	5.746	5.673	5.595	5.511	5.421	5.326	5.130
101:06	5.808	5.739	5.665	5.585	5.500	5.408	5.311	5.111
101:07	5.803	5.733	5.657	5.576	5.488	5.395	5.296	5.092
101:08	5.798	5.726	5.649	5.566	5.477	5.382	5.281	5.073
101:09	5.793	5.720	5.641	5.557	5.466	5.370	5.266	5.055
101:10	5.787	5.713	5.633	5.547	5.455	5.357	5.252	5.036
101:11	5.782	5.707	5.625	5.538	5.444	5.344	5.237	5.017
101:12	5.777	5.700	5.617	5.528	5.433	5.331	5.222	4.999
101:13	5.772	5.694	5.609	5.519	5.422	5.318	5.207	4.980
101:14	5.767	5.687	5.602	5.509	5.410	5.305	5.193	4.962
101:15	5.762	5.681	5.594	5.500	5.399	5.292	5.178	4.943
Avg Life	8.782	6.488	5.011	4.007	3.291	2.760	2.350	1.808
Duration	5.919	4.711	3.857	3.229	2.749	2.373	2.070	1.640
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	11/33	11/33	10/33	8/33	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is the a member o the JSE Securities Exchange SA. United States: Distributed to US Persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed 6y UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd.

(C)

2003, All rights reserved. This report neay not be reproduced or distributed in any nemmer without the perneission of UBS.

UBS

Cmoproj

Fixed Income Research cmoprol.614

MALT0309H 30 year 9.0

4:25:58 pm December 15, 2003

Marina Tukhin mtukhin@sleddog

cmoproj.614

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A2	1,000,000.44	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.0000	12/30/03	30 year	6.36	353.39	100.0PPC	100:00

Price	PPC 50.00	PPC 75.00	PPC 100.00	PPC 125.00	PPC 150.00	PPC 175.00	PPC 200.00	PPC 250.00
99:16	6.093	6.097	6.102	6.107	6.112	6.118	6.124	6.137
99:17	6.087	6.090	6.094	6.097	6.101	6.105	6.109	6.118
99:18	6.082	6.084	6.085	6.087	6.089	6.091	6.094	6.099
99:19	6.077	6.077	6.077	6.077	6.078	6.078	6.078	6.079
99:20	6.071	6.070	6.069	6.068	6.066	6.065	6.063	6.060
99:21	6.066	6.063	6.061	6.058	6.055	6.051	6.048	6.041
99:22	6.061	6.057	6.052	6.048	6.043	6.038	6.033	6.021
99:23	6.055	6.050	6.044	6.038	6.032	6.025	6.017	6.002
99:24	6.050	6.043	6.036	6.028	6.020	6.011	6.002	5.983
99:25	6.045	6.037	6.028	6.019	6.009	5.998	5.987	5.964
99:26	6.039	6.030	6.020	6.009	5.997	5.985	5.972	5.945
99:27	6.034	6.023	6.012	5.999	5.986	5.972	5.957	5.925
99:28	6.029	6.017	6.003	5.989	5.974	5.958	5.941	5.906
99:29	6.023	6.010	5.995	5.980	5.963	5.945	5.926	5.887
99:30	6.018	6.003	5.987	5.970	5.951	5.932	5.911	5.868
99:31	6.013	5.996	5.979	5.960	5.940	5.919	5.896	5.849
100:00	6.007	5.990	5.971	5.950	5.929	5.905	5.881	5.830
100:01	6.002	5.983	5.963	5.941	5.917	5.892	5.865	5.811
100:02	5.997	5.976	5.955	5.931	5.906	5.879	5.850	5.791
100:03	5.991	5.970	5.946	5.921	5.894	5.866	5.835	5.772
Avg Life	8.782	6.488	5.011	4.007	3.291	2.760	2.350	1.808
Duration	5.867	4.666	3.819	3.196	2.722	2.350	2.051	1.626
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	10/33	9/33	7/33	1/32	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is the a member o the JSE Securities Exchange SA. United States: Distributed to US Persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed 6y UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd.

(C)

2003, All rights reserved. This report neay not be reproduced or distributed in any nemmer without the perneission of UBS.

UBS

Cmoproj

Fixed Income Research cmoprol.614

MALT0309H 30 year 9.0

4:25:58 pm December 15, 2003

Marina Tukhin mtukhin@sleddog

cmoproj.614

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A2	1,000,000.44	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	6.0000	12/30/03	30 year	6.36	353.39	100.0PPC	101:00

Price	PPC 50.00	PPC 75.00	PPC 100.00	PPC 125.00	PPC 150.00	PPC 175.00	PPC 200.00	PPC 250.00
100:04	5.986	5.963	5.938	5.912	5.883	5.852	5.820	5.753
100:05	5.981	5.957	5.930	5.902	5.872	5.839	5.805	5.734
100:06	5.976	5.950	5.922	5.892	5.860	5.826	5.790	5.715
100:07	5.970	5.943	5.914	5.882	5.849	5.813	5.775	5.696
100:08	5.965	5.937	5.906	5.873	5.837	5.800	5.760	5.677
100:09	5.960	5.930	5.898	5.863	5.826	5.787	5.744	5.658
100:10	5.955	5.923	5.890	5.853	5.815	5.773	5.729	5.639
100:11	5.949	5.917	5.882	5.844	5.803	5.760	5.714	5.620
100:12	5.944	5.910	5.873	5.834	5.792	5.747	5.699	5.601
100:13	5.939	5.904	5.865	5.824	5.781	5.734	5.684	5.582
100:14	5.933	5.897	5.857	5.815	5.769	5.721	5.669	5.563
100:15	5.928	5.890	5.849	5.805	5.758	5.708	5.654	5.544
Avg Life	8.782	6.488	5.011	4.007	3.291	2.760	2.350	1.808
Duration	5.867	4.666	3.819	3.196	2.722	2.350	2.051	1.626
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	10/33	9/33	7/33	1/32	1/10

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is the a member o the JSE Securities Exchange SA. United States: Distributed to US Persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed 6y UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd.

(C)

2003, All rights reserved. This report neay not be reproduced or distributed in any nemmer without the perneission of UBS.